UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

NorthStar Realty Finance Corp.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	02-732285 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As discussed below, on June 30, 2014, NorthStar Realty Finance Corp., a Maryland corporation (referred to herein as “Old NorthStar Realty”): (i) effected an internal corporate reorganization (the “Reorganization”) whereby it collapsed its three tier holding company structure into a single tier; and (ii) completed the spin-off of its asset management business in the form of a tax-free distribution (the “Distribution”) to its common stockholders. This Current Report on Form 8-K (this “Form 8-K”) is being filed for the purpose of: (i) describing these transactions; (ii) establishing NorthStar Realty Finance Corp., a Maryland corporation (formerly NRFC Sub-REIT Corp., a Maryland corporation, and as referred to herein, “NorthStar Realty”) as the successor issuer to Old NorthStar Realty pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) disclosing certain related matters. Pursuant to Rule 12g-3(a) of the Exchange Act, the capital stock of NorthStar Realty, including its common stock, par value $.01 per share (the “Common Stock”) and 8.75% Series A Cumulative Redeemable Preferred Stock, 8.25% Series B Cumulative Redeemable Preferred Stock, 8.875% Series C Cumulative Redeemable Preferred Stock, 8.500% Series D Cumulative Redeemable Preferred Stock, and 8.75% Series E Cumulative Redeemable Preferred Stock, each par value $.01 per share with liquidation preference of $25 per share (collectively, the “Preferred Stock”), are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Item 8.01 Other Events.

The Reorganization

On June 30, 2014, NorthStar Realty filed Articles of Merger with the state of Maryland pursuant to which Old NorthStar Realty merged with and into NorthStar Realty as part of the second step of the Reorganization pursuant to which Old NorthStar Realty consolidated its three tier holding company structure into a single tier. The Reorganization was effected on June 30, 2014 in two steps. In the first step (the “NRF LP Merger”), NorthStar Realty Finance Limited Partnership (“NRF LP”), a Delaware limited partnership, merged with and into Old NorthStar Realty with Old NorthStar Realty as the surviving entity. In the second step (the “NorthStar Realty Merger”), Old NorthStar Realty merged with and into NorthStar Realty with NorthStar Realty as the surviving entity. In the second step, each share of common stock and each series of the preferred stock of Old NorthStar Realty were exchanged for one share of Common Stock and the corresponding series of Preferred Stock with substantially similar terms, respectively, of NorthStar Realty.

Each share of Old NorthStar Realty common and preferred stock outstanding prior to the Reorganization was cancelled as a result of the Reorganization. Old NorthStar Realty’s stockholders will not recognize any gain or loss for U.S. federal income tax purposes upon conversion of their shares of Old NorthStar Realty common and preferred stock into the right to receive shares of NorthStar Realty Common Stock and Preferred Stock in connection with the Reorganization. Immediately after the Reorganization, NorthStar Realty had the same number of shares of capital stock outstanding, including common and preferred stock, as Old NorthStar Realty, except for Common Stock of NorthStar Realty issued to former holders of limited partnership units structured as profits interests of NRF LP (“LTIP Units”). The LTIP Units were issued under Old NorthStar Realty’s Second Amended and Restated 2004 Omnibus Stock Incentive Plan and were already convertible into common stock of Old NorthStar Realty at the option of Old NorthStar Realty and therefore considered a derivative security of Old NorthStar Realty, economically equivalent to the common stock of Old NorthStar Realty. Pursuant to the operative provisions of the Maryland General Corporation Law (the “MGCL”), no vote of the stockholders of Old NorthStar Realty was required in connection with the Reorganization. Immediately following the Reorganization, NorthStar Realty had, on a consolidated basis, the same assets, business and operations as Old NorthStar Realty had, on a consolidated basis, immediately prior to the Reorganization. Except as noted in Item 5.02 below, the directors and officers of NorthStar Realty did not change as a result of the Reorganization. In addition, prior to the Reorganization, NorthStar Realty amended its Charter and Bylaws as described in Item 5.03 below, so that its governing documents would be substantially identical to that of Old NorthStar Realty immediately prior to the NorthStar Realty Merger. On June 30, 2014, following the Reorganization, NorthStar Realty effected a one-for-two reverse stock split (the “Reverse Stock Split”) of the outstanding shares of its Common Stock. For additional information about the reverse stock split, refer to Item 5.03 of this Form 8-K.

Following the consummation of the Reorganization, NorthStar Realty Common Stock and each series of Preferred Stock, (Series A, B, C, D and E) continue to be listed on the New York Stock Exchange (“NYSE”) and trade on an uninterrupted basis under the same trading symbols, “NRF”, “NRFPrA”, “NRFPrB”, “NRFPrC”, “NRFPrD” and “NRFPrE”, respectively. In addition, NorthStar Realty Common Stock has a new CUSIP number (66704R 704).

As a result of the Reorganization, NorthStar Realty became the successor issuer to Old NorthStar Realty pursuant to Rule 414 of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 12g-3(a) of the Exchange Act. In connection with the Reorganization and simultaneously with the NorthStar Realty Merger, the company historically known as NRFC Sub-REIT Corp. changed its name to NorthStar Realty Finance Corp.

The foregoing description of the Reorganization does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger between Old NorthStar Realty and NRF LP executed in connection with the NRF LP Merger and the Articles of Merger filed with the state of Maryland in connection with the NorthStar Realty Merger which are included as Exhibits 2.1and 2.2 hereto, respectively, and each of which is incorporated by reference herein.

Asset Management Spin-Off and the Distribution

On June 30, 2014, at 11:59 P.M., following the Reverse Stock Split as described more fully in Item 5.03 below, NorthStar Realty distributed to its common stockholders all of the common stock of its subsidiary corporation, NorthStar Asset Management Group Inc., a Delaware corporation (“NSAM”), in a pro rata distribution of one share of NSAM common stock for each share of NorthStar Realty Common Stock (after giving effect to the Reverse Stock Split) held of record by stockholders of NorthStar Realty on June 30, 2014, to effect the previously announced spin-off. As a result of the Distribution, the asset management business of NorthStar Realty is now owned and operated by NSAM. NSAM’s shares of common stock are listed on the NYSE under the trading symbol “NSAM.”

As a result of the completion of the spin-off, NSAM provides asset management and other services to NorthStar Realty pursuant to a long-term asset management agreement, as described more fully in Item 2.01 below. In addition, NSAM and its affiliates sponsor and provide asset management and other services to certain non-traded REITs, including NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”), NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) and NorthStar Real Estate Income II, Inc. (“NorthStar Income II”), and other non-traded companies that NSAM may manage in the future (such companies, collectively with NorthStar Income, NorthStar Healthcare and NorthStar Income II, the “non-traded companies”). NorthStar Realty and the non-traded companies are collectively referred to herein as the “Managed Companies.” In addition, NSAM’s asset management business includes NorthStar Realty Securities, LLC, a captive broker-dealer platform that sells equity in the non-traded companies, as well as operates a special servicing business with respect to certain securitization transactions. Moreover, NSAM also manages other companies structured through joint ventures and partnerships, such as the recent healthcare partnership with James F. Flaherty III and NorthStar Realty’s strategic arrangement with RXR Realty LLC (“RXR Realty”), a leading real estate owner, developer and investment management company focused on high-quality real estate investments in the New York Tri-State area.

The effects of the Reorganization and Distribution on NorthStar Realty’s financial statements are described more fully in Item 2.01 below.

In connection with the Distribution, on June 30, 2014, Old NorthStar Realty and NorthStar Realty, as the case may be, entered into the following agreements with NSAM or its affiliates, and each of which is summarized below:

1.     Asset Management Agreement

2.     Separation Agreement

3.     Loan Origination Services Agreement

4.     Tax Disaffiliation Agreement

5.    Employee Matters Agreement

6.     Contribution Agreement

7.     Credit Agreement

The above agreements that were entered into by Old NorthStar Realty were assumed by NorthStar Realty in the NorthStar Realty Merger. The following descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Asset Management Agreement, the Separation Agreement, the Loan Origination Services Agreement, the Tax Disaffiliation Agreement, the Employee Matters Agreement, the Contribution Agreement and the Credit Agreement which are included as Exhibits 10.1 through 10.7 hereto, respectively, and are incorporated by reference herein.

1.     Asset Management Agreement:

The Asset Management Agreement, dated as of June 30, 2014 and effective upon the Distribution, was entered into between NorthStar Realty and NSAM J-NRF Ltd, a Jersey limited liability company and foreign subsidiary of NSAM (“NSAM-J”), on terms substantially similar to the Form of Asset Management Agreement previously announced and disclosed pursuant to a Current Report on Form 8-K filed with the SEC by Old NorthStar Realty on May 23, 2014. The terms of the Asset Management Agreement provide for:

(i) A 20-year initial term, which will be automatically renewed for additional 20-year terms on each anniversary thereafter unless earlier terminated for “cause.”
(ii) An annual base management fee, calculated and payable quarterly in arrears in cash. The following table presents the initial annual base management fee, including amounts for capital issued by Old NorthStar Realty through May 21, 2014, the date of Old NorthStar Realty’s most recent equity issuance (dollars in millions):

Initial base management fee	$100
1.5% of common and preferred equity issued subsequent to December 10, 2013	21
1.5% of common equity issued from conversions of exchangeable senior notes subsequent to December 10, 2013	7
RXR Realty (minimum annual amount)	10
Aerium (minimum annual amount)	10
Total initial annual base management fee	$148

•	The base asset management fee will increase subsequent to May 21, 2014 by:

◦	1.5% per annum of the sum of:

▪	cumulative net proceeds of all common equity and preferred equity issued by NorthStar Realty after May 21, 2014;

▪	equity issued in exchange or conversion of exchangeable senior notes based on the stock price at the date of issuance;

▪
any other issuances of common equity, preferred equity or other forms of equity, including but not limited to units in an operating partnership (excluding equity-based compensation, but including issuances related to an acquisition, investment, joint venture or partnership); and

•
cumulative cash available for distribution (“CAD”) in excess of cumulative distributions paid on Common Stock, LTIP Units or other equity awards beginning the first full calendar quarter after completion of the spin-off.

◦	the portion of distributable cash flow from NorthStar Realty’s equity interest related to the asset management business of RXR Realty in excess of the $10 million minimum annual amount;

◦
the distributable cash flow from NorthStar Realty’s minority interest in Aerium Group ("Aerium") a pan-European real estate investment manager specializing in commercial real estate properties, in excess of the $10 million minimum annual amount.

•	NSAM-J may be entitled to an incentive fee, calculated and payable quarterly in arrears in cash, equal to:

◦
the product of: (a) 15%; and (b) CAD before such incentive fee, divided by the weighted average shares outstanding for the calendar quarter, when such amount is in excess of $0.39 per share but less than $0.45 per share, such amounts adjusted to account for NorthStar Realty’s Reverse Stock Split (as discussed below); plus

◦
the product of: (a) 25%; and (b) CAD before such incentive fee, divided by the weighted average shares outstanding for the calendar quarter, when such amount is equal to or in excess of $0.45 per share, such amounts adjusted to account for NorthStar Realty’s Reverse Stock Split (as discussed below);

◦	multiplied by the weighted average shares outstanding for the calendar quarter.

In addition, NSAM-J may earn an incentive fee from NorthStar Realty’s healthcare investments in connection with the long-term partnership with James F. Flaherty III, the former Chairman and Chief Executive Officer of HCP, Inc., that was previously announced on January 22, 2014.

Weighted average shares represents the number of shares of Common Stock, LTIP Units or other equity-based awards (with some exclusions), outstanding on a daily weighted average basis. With respect to the base management fee, all issuances shall be allocated on a daily weighted average basis during the fiscal quarter of issuances. In connection with, and prior to, the Distribution, NorthStar Realty effected the one-for-two Reverse Stock Split (described below) of NorthStar Realty Common Stock. With respect to the incentive fee, such amounts will be appropriately adjusted from time to time to take into account the effect of any stock split, reverse stock split or stock dividend.

Furthermore, if NorthStar Realty were to spin-off any asset or business in the future, such entity would be managed by NSAM-J on terms substantially similar to those set forth in the Asset Management Agreement. The Asset Management Agreement further provides that the aggregate base management fee in place immediately after any such spin-off will not be less than the aggregate base management fee in place at NorthStar Realty immediately prior to any such spin-off.

In addition, under the Asset Management Agreement, NorthStar Realty is responsible for all of its costs and expenses and will reimburse NSAM-J and its Affiliated Entities (as defined in the Asset Management Agreement) for all of NorthStar Realty’s costs and expenses incurred by NSAM-J or its Affiliated Entities on NorthStar Realty’s behalf. In addition to NorthStar Realty’s costs and expenses, following the Distribution, NorthStar Realty shall reimburse NSAM-J for additional costs and expenses incurred by NSAM-J or its Affiliated Entities for an amount not to exceed the following: (i) 20% of the combined total of (a) NorthStar Realty’s general and administrative expenses as reported in its consolidated financial statements excluding (1) equity-based compensation expense, (2) non-recurring items, (3) fees payable to NSAM-J and its Affiliated Entities under the terms of the Asset Management Agreement and (4) any allocation of expenses from NSAM (“NorthStar Realty G&A”); and (b) NSAM-J’s and its Affiliated Entities’ general and administrative expenses as reported in its consolidated financial statements, excluding equity-based compensation expense and adding back any costs or expenses allocated to NorthStar Realty and NSAM Managers’ (as defined in the Asset Management Agreement) non-traded companies and any future sponsored companies, such as any funds, joint ventures and partnerships, less (ii) NorthStar Realty G&A.

In addition, NorthStar Realty will pay directly or reimburse NSAM-J for up to 50% of any long-term bonus or other compensation that NSAM’s compensation committee determines shall be paid and/or settled in the form of equity and/or equity-based compensation to executives, employees and service providers of NSAM-J in connection with the performance of services under the Asset Management Agreement. At the discretion of NSAM’s compensation committee, the foregoing compensation may be granted in shares of NorthStar Realty’s restricted stock, restricted stock units, long-term incentive plan units or other forms of equity compensation or stock-based awards. NorthStar Realty will also pay directly or reimburse NSAM-J, NSAM or NSAM’s other subsidiaries for an allocable portion of any severance paid pursuant to any employment, consulting or similar service agreements in effect between NSAM-J, NSAM or NSAM’s other subsidiaries and any of their executives, employees or other services providers.

Other terms of the Asset Management Agreement provide that: (i) NorthStar Realty agreed to provide distribution support for up to $10 million for any public Managed Company NSAM may sponsor consistent with past practice, up to a total of five new companies per year; and (ii) NSAM-J or one of its Affiliated Entities (including NSAM) are granted a right to appoint one individual to serve as a non-voting observer to NorthStar Realty’s board of directors and any committee thereof.

2.    Separation Agreement

The Separation Agreement, dated June 30, 2014, between Old NorthStar Realty and NSAM sets forth, among other things, the agreements with NSAM regarding the principal transactions necessary to accomplish the Distribution. Pursuant to the Separation Agreement, NorthStar Realty distributed NSAM’s common stock to its common stockholders, its management and certain Old NorthStar Realty employees as a result of their ownership of LTIP Units (as described above) entitling them to the same benefits as holders of Old NorthStar Realty common stock.
The Separation Agreement also identified assets to be transferred, liabilities to be assumed and contracts to be performed by each of NorthStar Realty and NSAM as part of the Distribution and it provided for when and how these transfers, assumptions and assignments occurred.
In general, NorthStar Realty assumed liability for all pending, threatened and unasserted legal claims relating to actions or omissions occurring prior to the Distribution and NorthStar Realty will be responsible for all claims relating to actions or omissions occurring after the Distribution that relate to NorthStar Realty's business. To the extent a claim relates to a series of actions relating to NSAM’s business occurring both before and after the Distribution, liability for such claims will be allocated between NorthStar Realty and NSAM on a pro rata basis. In the event of any third-party claims that name both companies as defendants but that do not primarily relate to either NorthStar Realty’s or NSAM’s business, each party is to cooperate with the other party to defend against such claims. Each party is also required to cooperate in defending any claims against the other for events that are related to the Distribution, but may have taken place prior to, on or after such date. NorthStar Realty will not, however, be liable for any liabilities related to the broker dealer business as conducted prior to the Distribution date but owed following the Distribution date. The Separation Agreement also provides for all pre-Distribution claims to be made under NorthStar Realty’s existing insurance policies, regardless of whether they relate to the business of NSAM. In addition, the Separation Agreement allocates between the parties the right to proceeds and the obligation to incur certain deductibles under certain insurance policies. On or prior to the Distribution date, NSAM was required to have in place all insurance programs to comply with its contractual obligations and as reasonably necessary for its business. NorthStar Realty is required, subject to the terms of the agreement, to obtain certain directors and officers insurance policies to apply against pre-Distribution claims.
Other matters governed by the Separation Agreement include access to financial and other records and information, intellectual property, legal privilege, confidentiality, access to and provision of records and treatment of outstanding guarantees.

3.    Loan Origination Services Agreement

Pursuant to the Loan Origination Services Agreement, dated June 30, 2014, between Old NorthStar Realty and NSAM US LLC, a subsidiary of NSAM (“NSAM US”), NSAM US will manage NorthStar Realty’s loan origination business for commercial real estate debt. Pursuant to the agreement, NSAM US is to provide services with regard to such areas as payroll, human resources and employee benefits, financial systems management, treasury and cash management, accounts payable services, telecommunications services, information technology services, property management services, legal and accounting services and various other corporate services to NorthStar Realty as it relates to NorthStar Realty’s loan origination business for commercial real estate debt. Many of these services will be provided to NorthStar Realty on an ongoing basis while a portion of the services will be provided for a limited duration following the Distribution. NorthStar Realty may terminate certain specified services by giving prior written notice to NSAM US of any such termination. Other than fees payable pursuant to the Asset Management Agreement (as described above), there is no additional fee payable by NorthStar Realty to NSAM US for services provided pursuant to the Loan Origination Services Agreement.

4.    Tax Disaffiliation Agreement

The Tax Disaffiliation Agreement, dated June 30, 2014, between Old NorthStar Realty and NSAM governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the management of audits and other tax proceedings and assistance and cooperation in respect of tax matters. NorthStar Realty will be responsible for all tax liabilities of NorthStar Realty and with respect to NSAM’s business for periods prior to the Distribution unless NSAM’s actions cause the Distribution to fail to qualify as a tax free distribution under Section 355 and Section 368(a)(1)(D) of the Code. NSAM’s obligations under the Tax Disaffiliation Agreement will not be limited in amount or subject to any cap.

5.    Employee Matters Agreement

The Employee Matters Agreement, dated June 30, 2014, between Old NorthStar Realty and NSAM, allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters.

In general, prior to becoming NSAM employees, NorthStar Realty employees participated in various Old NorthStar Realty retirement, health and welfare and other employee benefit plans. In addition, NSAM’s management team, along with certain of Old NorthStar Realty’s employees, received shares of NSAM’s common stock in the Distribution as a result of their ownership of LTIP Units entitling them to the same benefits as holders of Old NorthStar Realty’s common stock. NSAM’s employees will generally participate in similar plans and arrangements established and maintained by NSAM. However, following the Distribution, NSAM may continue to be a participating company in certain NorthStar Realty employee benefit plans during a transition period. Effective as of the Distribution date, NorthStar Realty and NSAM are each responsible for their respective employees and compensation plans.

6.    Contribution Agreement

Pursuant to the Contribution Agreement, dated June 30, 2014 between NorthStar Realty and NSAM, NorthStar Realty has contributed or caused to be contributed to NSAM 100% of the limited liability company interests in certain of NorthStar Realty’s subsidiaries, as set forth in the Contribution Agreement, and $100 million in cash, plus approximately $17.9 million in cash for any expenses that NSAM or its affiliates incurs in connection with the spin-off; provided, however, that to the extent such expenses do not exceed $17.9 million, NSAM will return any remaining balance to NorthStar Realty. Any additional expenses incurred in connection with the spin-off in excess of $17.9 million will also be paid by NorthStar Realty.

7.    Credit Agreement

In connection with the Distribution, on June 30, 2014, NorthStar Realty entered into a revolving credit agreement with NSAM, pursuant to which NorthStar Realty will provide to NSAM, on an “as available basis,” up to $250 million of financing for a five year term at LIBOR plus 3.50%. The revolving credit facility will be unsecured. NSAM expects to use the proceeds for general corporate purposes, including potential future acquisitions.  In addition, NSAM may use the proceeds to acquire assets on behalf of NSAM's Managed Companies that NSAM intends to allocate to such Managed Companies but for which NSAM's Managed Companies may not then have immediately available funds. The terms of the revolving credit facility contain various representations, warranties, covenants and conditions, including the condition that NorthStar Realty’s obligation to advance proceeds to us will be dependent upon NorthStar Realty and its affiliates having at least $100 million of either unrestricted cash and cash equivalents or amounts available under committed lines of credit, after taking into account the amount NSAM seeks to draw under the facility.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective upon the Distribution, NorthStar Realty will no longer consolidate the financial results of NSAM for the purpose of its own financial reporting. After the date of the Distribution, the historical financial results of NSAM will be reflected in the consolidated financial statements of NorthStar Realty as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the three months ended June 30, 2014. Filed as Exhibit 99.1 to this Form 8-K are unaudited pro forma condensed consolidated balance sheets of NorthStar Realty as of March 31, 2014, pro forma condensed consolidated statements of operations of NorthStar Realty for the three months ended March 31, 2014 and 2013 and unaudited pro forma consolidated statements of operations of NorthStar Realty for the years ended December 31, 2013, 2012 and 2011 in each case giving effect to the Distribution.

The information set forth under Item 8.01 of this Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Reorganization, NorthStar Realty assumed all of the outstanding obligations of NRF LP and Old NorthStar Realty including Old NorthStar Realty’s 3.00% Senior Notes and NRF LP’s Exchangeable Senior Notes.

3.00% Senior Notes

On March 31, 2014, Old NorthStar Realty completed a registered exchange offer in which it issued $481.1 million of its 3.00% Senior Notes due 2014 (the “3.00% Senior Notes”) in exchange for $172.5 million of NRF LP’s 7.50% Exchangeable Senior Notes due 2013.
The 3.00% Senior Notes were issued pursuant to an indenture (the “Base 3.00% Indenture”), dated as of March 31, 2014, between Old NorthStar Realty and Wilmington Trust, National Association, as trustee. NorthStar Realty assumed the obligations of Old NorthStar Realty by executing a supplemental indenture (the “3.00% Supplemental Indenture”) with the trustee, dated as of June 30, 2014.

The 3.00% Senior Notes mature on September 30, 2014 (the “Stated Maturity Date”) and bear interest at a rate of 3.00% per annum, with interest payable on the Stated Maturity Date. At the Stated Maturity Date, NorthStar Realty, upon providing notice not later than 25 scheduled trading days prior to the Stated Maturity Date, has the right, at its election, to deliver to holders of the 3.00% Senior Notes its Common Stock in lieu of cash for the principal amount of the 3.00% Senior Notes unless: (i) an event of default has occurred and is continuing; or (ii) its Common Stock (including, for the avoidance of doubt, any security either issued in exchange for Common Stock of NorthStar Realty or received by holders of Common Stock of NorthStar Realty in connection with a merger or consolidation involving NorthStar Realty) has ceased to be listed on the NYSE or another U.S. national securities exchange.

The 3.00% Senior Notes are the unsubordinated and unsecured obligations of NorthStar Realty and are effectively subordinated to any of NorthStar Realty's secured indebtedness to the extent of the value of any collateral pledged as security therefor.

The Base 3.00% Indenture provides for customary events of default, including the following (subject to any applicable cure period): nonpayment, breach of covenants in the Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the Trustee, at the request of holders of at least 25% in aggregate principal amount of the 3.00% Senior Notes then outstanding, may declare the principal and accrued and unpaid interest, if any, to be due and payable immediately.

The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the 3.00% Base Indenture and the 3.00% Supplemental Indenture, which are included as Exhibits 4.1 and 4.2 to this Form 8-K and incorporated by reference herein.

Exchangeable Senior Notes

By execution of a supplemental indenture (collectively, the “ESN Supplemental Indentures”) to each of the base indentures (the “ESN Base Indentures”) governing the 5.375% Exchangeable Senior Notes due 2033, the 8.875% Exchangeable Senior Notes due 2032, and the 7.25% Exchangeable Senior Notes due 2027 (collectively, the “Exchangeable Senior Notes”), in each case, on June 30, 2014, NorthStar Realty became obligated to pay principal and interest on the Exchangeable Senior Notes and perform the other covenants of the issuer under the ESN Base Indentures. At March 31, 2014, the 5.375%, 8.875% and 7.25% Exchangeable Senior Notes had an outstanding principal balance of $208.0 million, $3.8 million and $13.0 million, respectively.

Each series of Exchangeable Senior Notes are unsecured, unsubordinated obligations of NorthStar Realty, interest on the Exchangeable Senior Notes is payable semi-annually in arrears and the 5.375% Exchangeable Senior Notes mature on June 15, 2033, the 8.875% Exchangeable Senior Notes mature on June 15, 2032, and the 7.25% Exchangeable Senior Notes mature on June 15, 2027, unless, in each case, previously redeemed by NorthStar Realty, repurchased by NorthStar Realty, or exchanged in accordance with their terms prior to such date.

Prior to June 15, 2020 in the case of the 5.375% Exchangeable Senior Notes and June 15, 2019 in the case of the 8.875% Exchangeable Senior Notes, NorthStar Realty will have no right to redeem the 5.375% or 8.875% Exchangeable Senior Notes, respectively, except to preserve NorthStar Realty’s status as a REIT for U.S. federal income tax purposes. On or after June 15, 2020, but before June 15, 2023, NorthStar Realty may redeem for cash all or part of the 5.375% Exchangeable Senior Notes at any time at a “make-whole” redemption price if the closing price of its Common Stock is at least 130% of the exchange price then in effect under the 5.375% Exchangeable Senior Notes, respectively. On or after: (i) June 15, 2023 for the 5.375% Exchangeable Senior Notes; (ii) June 15, 2019 for the 8.875% Exchangeable Senior Notes; and (iii) presently for the 7.25% Exchangeable Senior Notes, NorthStar Realty may redeem for cash all or part of the Exchangeable Senior Notes at any time at a redemption price equal to 100% of the principal amount of the Exchangeable Senior Notes plus accrued and unpaid interest, if any, to but excluding the Redemption Date. On each of: (i) June 15, 2023 and June 15, 2028 for the 5.375% Exchangeable Senior Notes; (ii) June 15, 2019, June 15, 2022 and June 15, 2027 for the 8.875% Exchangeable Senior Notes; and (iii) June 15, 2017 and in the event of certain transactions, the holders may require NorthStar Realty to repurchase the Exchangeable Senior Notes in whole or in part, for cash equal to 100% of the principal amount of Notes to be repurchased plus accrued and unpaid interest, if any, to but excluding the date of repurchase.

The holders have an option to exchange the Exchangeable Senior Notes into, at NorthStar Realty’s election, cash, Common Stock or a combination of cash and Common Stock at exchange rates specified in the ESN Base Indentures. Associated with each of the 5.375%, 8.875% and 7.25% Exchangeable Senior Notes is a registration rights agreement, dated June 19, 2013, June 12, 2012 and June 18, 2007, respectively, pursuant to which NorthStar Realty is obligated to maintain effective registration statements under the Securities Act covering the resale of the shares of Common Stock deliverable upon exchange of the Notes or to designate an existing shelf registration statement to cover the resale of such shares of Common Stock. NorthStar Realty expects to file post-effective amendments to each of Old NorthStar Realty’s Registration Statements on Form S-3 (File Nos. 333-190532, 333-184356 and 333-146679) to assume those registration statements as its own pursuant to Rule 414(d) under the Securities Act to satisfy its obligations in this regard.

The foregoing discussion of the ESN Base Indentures the ESN Supplemental Indentures and registration rights agreements associated therewith does not purport to be complete and is qualified in its entirety by reference to the ESN Base Indentures and ESN Supplemental Indentures included as Exhibits 4.3 through 4.11 hereto and incorporated by reference herein.

Junior Subordinated Notes

By execution of supplemental indentures (the “JSN Supplemental Indentures”), each dated June 30, 2014, to the indentures (the “JSN Indentures”) governing each of the eight series of NRF LP’s Junior Subordinated Notes (the “Junior Subordinated Notes”), NorthStar Realty assumed the obligations under each series of NRF LP’s Junior Subordinated Notes. These Junior Subordinated Notes were each issued to one of the NorthStar Realty Finance Trusts I through VIII, formed to issue trust preferred securities and include: (i) Junior Subordinated Notes due 2035 issued to NorthStar Realty Finance Trust pursuant to an indenture dated April 12, 2005; (ii) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust II pursuant to an indenture dated November 22, 2005; (iii) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust III pursuant to an indenture dated August 1, 2006; (iv) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust IV pursuant to an indenture dated March 10, 2006; (v) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust V pursuant to an indenture dated August 1, 2006; (vi) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust VI pursuant to an indenture dated October 6, 2006; (vii) Junior Subordinated Notes due 2037 issued to NorthStar Realty Finance Trust VII pursuant to an indenture dated March 30, 2007; and (viii) Junior Subordinated Notes due 2037 issued to NorthStar Realty Finance Trust VIII pursuant to an indenture dated June 7, 2007.

Each of the Junior Subordinated Notes is an unsecured and subordinated obligation of NorthStar Realty, expressly junior to all senior obligations of the company. A table displaying the interest rate, the date of final maturity and the principal amount outstanding as of March 31, 2014 with respect to each series of Junior Subordinated Notes appears below.

	Final Maturity	Contractual Interest Rate	Principal Amount (in thousands)
Junior subordinated notes
Trust I	Mar-35	8.15%	$41,240
Trust II	Jun-35	7.74%	25,780
Trust III	Jan-36	7.81%	41,238
Trust IV	Jun-36	7.95%	50,100
Trust V	Sept-36	LIBOR(1) + 2.70%	30,100
Trust VI	Dec-36	LIBOR(1) + 2.90%	25,100
Trust VII	Apr-37	LIBOR + 2.50%	31,459
Trust VIII	Jul-37	LIBOR + 2.70%	35,100
__________________
(1) represents three month LIBOR

The foregoing discussion of the JSN Base Indentures and the JSN Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the JSN Base Indentures and JSN Supplemental Indentures included as Exhibits [4.12 through 4.27] hereto and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Effective June 30, 2014, after the completion of the NorthStar Realty Merger and in connection with the Distribution, Stephen E. Cummings, Oscar Junquera and Sridhar Sambamurthy resigned from the board of directors (the “Board”) of NorthStar Realty.

In addition, on June 30, 2014, Charles W. Schoenherr was appointed as a member of the Board, chairman of the compensation committee of the Board and as a member of each of the audit committee and nominating and corporate governance committee of the Board.

Mr. Schoenherr, 54, serves as Managing Director of Waypoint Residential which invests in multifamily properties in the Sunbelt. He has served in this capacity since October 2011 and is responsible for sourcing acquisition opportunities and raising capital. Mr. Schoenherr is also an independent director and a member of the audit committee of each of NorthStar Income and NorthStar Income II, positions he has held since January 2010 and December 2012, respectively. From January 2011 through December 2013, Mr. Schoenherr served as Chief Investment Officer of Broadway Partners Fund Manager, LLC, a private real estate investment and management firm that invests in office buildings across the United States. From June 2009 until January 2011, Mr. Schoenherr served as President of Scout Real Estate Capital, LLC, a full service real estate firm that focuses on acquiring, developing and operating hospitality assets, where he was responsible for managing the company’s properties and originating new acquisition and asset management opportunities. Prior to joining Scout Real Estate Capital, LLC, Mr. Schoenherr was the managing partner of Elevation Capital, LLC, where he advised real estate clients on debt and equity restructuring and performed due diligence and valuation analysis on new acquisitions between November 2008 and June 2009. Between September 1997 and October 2008, Mr. Schoenherr served as Senior Vice President and Managing Director of Lehman Brothers’ Global Real Estate Group, where he was responsible for originating debt, mezzanine and equity transactions on all major property types throughout the United States. During his career he has also held senior management positions with GE Capital Corporation, GE Investments, Inc. and KPMG LLP, where he also practiced as a certified public accountant. Mr. Schoenherr currently serves on the Board of Trustees of Iona College and is on its Real Estate and Investment Committees. Mr. Schoenherr holds a Bachelor of Business Administration in Accounting from Iona College in New Rochelle, New York and a Master of Business Administration in Finance from the University of Connecticut in Stamford, Connecticut.

Concurrently with the foregoing resignations and appointment, the size of the Board was decreased from eight to six members, removing any vacancies. The Board remains otherwise unchanged as a result of the Reorganization or Distribution.

Officers

In connection with the Distribution, each of David T. Hamamoto, Albert Tylis, Daniel R. Gilbert, Debra A. Hess and Ronald J. Lieberman entered into a new employment agreement with NSAM or one of its subsidiaries. These employment agreements became effective, and superseded each of these executives’ existing employment agreements with NorthStar Realty, upon the occurrence of the Distribution.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on June 27, 2014, NorthStar Realty amended its Charter and, effective on June 30, 2014, NorthStar Realty amended its Bylaws to be substantially identical to those of Old NorthStar Realty. The Articles of Amendment and Restatement of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp. simultaneously with the NorthStar Realty Merger), the Amended and Restated Bylaws of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp. simultaneously with the NorthStar Realty Merger) and the Articles of Merger filed to effect the NorthStar Realty Merger, which also effected the change of NRFC Sub-REIT Corp.’s name to NorthStar Realty Finance Corp., are included as Exhibits 3.1, 3.4 and 2.2, respectively, to this Form 8-K and are incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the same.

In addition, on June 30, 2014, prior to the Distribution, NorthStar Realty amended its Charter (the “Reverse Stock Split Articles of Amendment”) to effect the Reverse Stock Split. At the effective time specified in the Reverse Stock Split Articles of Amendment, every two shares of the “Common Stock issued and outstanding were combined into one issued and outstanding share of common stock, $0.02 par value per share, which was then subsequently decreased to $0.01 par value per share immediately following the Reverse Stock Split pursuant to an additional amendment to its Charter (the “Par Value Articles of Amendment”). No fractional shares were issued in the Reverse Stock Split and each stockholder otherwise entitled to a fractional share will receive cash in an amount equal to such fractional share’s ratable interest in the aggregate proceeds, net of brokerage fees, of the sale of the number of shares of Common Stock obtained by aggregating all fractional shares of Common Stock (the “Aggregate Shares”) at the effective time of the Distribution and selling the Aggregate Shares on the open market at the prevailing market price.

The foregoing descriptions of the Reverse Stock Split, the Reverse Stock Split Articles of Amendment and the Par Value Articles of Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Reverse Stock Split Articles of Amendment included as Exhibit 3.2 hereto and the Par Value Articles of Amendment included as Exhibit 3.3 hereto, each incorporated by reference herein.

Safe-Harbor Statement

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “will,” “would,” “seek,” “future,” “intends” and similar expressions. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Realty can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Realty’s expectations include, but are not limited to, the risks relating to the spin-off of NorthStar Realty’s asset management business and the resulting effects of becoming an externally Managed Company, including the payment of substantial fees to its manager and NorthStar Realty’s other obligations under its Asset Management Agreement, the allocation of investments by NorthStar Realty’s manager among it and the manager's other Managed Companies, the ability to generate distributable cash flow from the Company’s investments in each of RXR Realty and Aerium in excess of $10 million, and various conflicts of interest in NorthStar Realty’s relationship with NSAM; and NorthStar Realty’s ability to realize the benefits of the spin-off, including the tax-free nature of the transaction. Factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Old NorthStar Realty’s Annual Report on Form 10-K for the year ended December 31, 2013, and its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. NorthStar Realty expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01  Financial Statements and Exhibits.

(b) Pro forma Financial Information:

The unaudited pro forma condensed consolidated balance sheet of NorthStar Realty as of March 31, 2014, the unaudited pro forma condensed consolidated statements of operations of NorthStar Realty for the three months ended March 31, 2014 and 2013 and the unaudited pro forma consolidated statements of operations of NorthStar Realty for the years ended December 31, 2013, 2012 and 2011 in each case giving effect to the Distribution, are filed as Exhibit 99.1 to this Form 8-K.

(d)  Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger between NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership dated June 30, 2014
2.2*	Articles of Merger for the merger of NorthStar Realty Finance Corp. with and into NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.)
3.1*	Articles of Amendment and Restatement of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.)
3.2*	Articles of Amendment to the Charter of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.), effecting the Reverse Stock Split.
3.3*	Articles of Amendment to the Charter of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.), effecting the par value decrease.
3.4*	Amended and Restated Bylaws of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.)

4.1*
Supplemental Indenture, relating to the 3.00% Exchangeable Senior Notes, dated as of June 30, 2014, by and among NorthStar Realty Finance Corp. and Wilmington Trust, National Association, amending the Indenture, dated as of March 31, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust, National Association

4.2
Indenture, dated as of March 31, 2014, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Corp.) and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed March 31, 2014.)

4.3*
Supplemental Indenture dated as of June 30, 2014, relating to the 5.375% Exchangeable Senior Notes, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust, National Association, amending the Indenture, dated as of June 19, 2013, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust, National Association

4.4
Indenture, relating to the 5.375% Exchangeable Senior Notes, dated as of June 19, 2013, by and among NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) (as successor in interest to NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership) and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 19, 2013)

4.5
Registration Rights Agreement, relating to the 5.375% Exchangeable Senior Notes, dated as of June 19, 2013, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Corp.) and Deutsche Bank Securities Inc., as representative of the initial purchasers (incorporated by reference to Exhibit 4.4 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 19, 2013)

4.6*
Supplemental Indenture, relating to the 8.875% Exchangeable Senior Notes, dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust, National Association, amending the Indenture, dated as of June 12, 2012, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust, National Association

4.7
Indenture, relating to the 8.875% Exchangeable Senior Notes, dated as of June 12, 2012, between NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) (as successor in interest to NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership) and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 12, 2012)

4.8
Registration Rights Agreement, relating to the 8.875% Exchangeable Senior Notes, dated as of June 12, 2012, by and among NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Corp.) and Citigroup Global Markets Inc. and UBS Securities LLC, as representative of the initial purchasers (incorporated by reference to Exhibit 4.4 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 12, 2012)

4.9*
Supplemental Indenture, relating to the 7.25% Exchangeable Senior Notes dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of June 18, 2007, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.10
Indenture, dated as of June 18, 2007, relating to the 7.25% Exchangeable Senior Notes between NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) (as successor in interest to NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership) and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 18, 2007)

4.11
Registration Rights Agreement, relating to the 7.25% Exchangeable Senior Notes, dated as of June 18, 2007, of NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Corp.) (incorporated by reference to Exhibit 4.2 to NorthStar Realty Finance Corp.’s Registration Statement on Form S-3 (File No. 333-146679))

4.12*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and The Bank of New York Mellon Trust Company, N.A., amending the Indenture, dated as of April 12, 2005, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company (as successor trustee to JPMorgan Chase Bank, National Association)

4.13
Junior Subordinated Indenture, dated as of April 12, 2005, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership) and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association) (incorporated by reference to Exhibit 10.17 to NorthStar Realty Finance Corp.’s Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2004)

4.14*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and The Bank of New York Mellon Trust Company, N.A., amending the Indenture, dated as of May 25, 2005, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company (as successor trustee to JPMorgan Chase Bank, National Association)

4.15
Junior Subordinated Indenture, dated as of May 25, 2005, between NorthStar Realty Finance Limited Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association) (incorporated by reference to Exhibit 10.19 to NorthStar Realty Finance Corp.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005)

4.16*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and The Bank of New York Mellon Trust Company, N.A., amending the Indenture, dated as of November 22, 2005, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company (as successor trustee to JPMorgan Chase Bank, National Association)

4.17
Junior Subordinated Indenture, dated as of November 22, 2005, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership) and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association) (incorporated by reference to Exhibit 10.30 to NorthStar Realty Finance Corp.’s Registration Statement on Form S-11 (File No. 333-128962))

4.18*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of March 10, 2006, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.19
Junior Subordinated Indenture, dated as of March 10, 2006, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.31 to NorthStar Realty Finance Corp.’s Annual Report on Form 10-K for the year ended December 31, 2005)

4.20*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of August 1, 2006, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.21
Junior Subordinated Indenture, dated as of August 1, 2006, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.39 to NorthStar Realty Finance Corp.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)

4.22*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of October 6, 2006, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.23
Junior Subordinated Indenture, dated as of October 6, 2006, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.42 to NorthStar Realty Finance Corp.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)

4.24*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of March 30, 2007 by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.25
Junior Subordinated Indenture, dated as of March 30, 2007, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.46 to NorthStar Realty Finance Corp.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007)

4.26*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of June 7, 2007, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.27
Junior Subordinated Indenture, dated as of June 7, 2007, between NorthStar Realty Finance Corporation (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.52 to NorthStar Realty Finance Corp.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)

10.1*	Separation Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.2*	Asset Management Agreement dated June 30, 2014, between NSAM J-NRF Ltd and NorthStar Realty Finance Corp.
10.3*	Loan Origination Services Agreement, dated June 30, 2014, between NSAM US LLC and NorthStar Realty Finance Corp.
10.4*	Tax Disaffiliation Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.5*	Employee Matters Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.6*	Contribution Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.)
10.7*	Credit Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
99.1*	Unaudited Pro Forma Condensed Consolidated Financial Statements

______________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: July 1, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Agreement and Plan of Merger between NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership dated June 30, 2014
2.2*	Articles of Merger for the merger of NorthStar Realty Finance Corp. with and into NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.)
3.1*	Articles of Amendment and Restatement of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.)
3.2*	Articles of Amendment to the Charter of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.), effecting the Reverse Stock Split.
3.3*	Articles of Amendment to the Charter of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.), effecting the par value decrease.
3.4*	Amended and Restated Bylaws of NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.)
4.1*
Supplemental Indenture, relating to the 3.00% Exchangeable Senior Notes, dated as of June 30, 2014, by and among NorthStar Realty Finance Corp. and Wilmington Trust, National Association, amending the Indenture, dated as of March 31, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust, National Association

4.2
Indenture, dated as of March 31, 2014, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Corp.) and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed March 31, 2014.)

4.3*
Supplemental Indenture dated as of June 30, 2014, relating to the 5.375% Exchangeable Senior Notes, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust, National Association, amending the Indenture, dated as of June 19, 2013, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust, National Association

4.4
Indenture, relating to the 5.375% Exchangeable Senior Notes, dated as of June 19, 2013, by and among NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) (as successor in interest to NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership) and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 19, 2013)

4.5
Registration Rights Agreement, relating to the 5.375% Exchangeable Senior Notes, dated as of June 19, 2013, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Corp.) and Deutsche Bank Securities Inc., as representative of the initial purchasers (incorporated by reference to Exhibit 4.4 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 19, 2013)

4.6*
Supplemental Indenture, relating to the 8.875% Exchangeable Senior Notes, dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust, National Association, amending the Indenture, dated as of June 12, 2012, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust, National Association

4.7
Indenture, relating to the 8.875% Exchangeable Senior Notes, dated as of June 12, 2012, between NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) (as successor in interest to NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership) and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 12, 2012)

4.8
Registration Rights Agreement, relating to the 8.875% Exchangeable Senior Notes, dated as of June 12, 2012, by and among NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Corp.) and Citigroup Global Markets Inc. and UBS Securities LLC, as representative of the initial purchasers (incorporated by reference to Exhibit 4.4 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 12, 2012)

4.9*
Supplemental Indenture, relating to the 7.25% Exchangeable Senior Notes dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of June 18, 2007, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.10
Indenture, dated as of June 18, 2007, relating to the 7.25% Exchangeable Senior Notes between NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) (as successor in interest to NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership) and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on June 18, 2007)

4.11
Registration Rights Agreement, relating to the 7.25% Exchangeable Senior Notes, dated as of June 18, 2007, of NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Corp.) (incorporated by reference to Exhibit 4.2 to NorthStar Realty Finance Corp.’s Registration Statement on Form S-3 (File No. 333-146679))

4.12*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and The Bank of New York Mellon Trust Company, N.A., amending the Indenture, dated as of April 12, 2005, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company (as successor trustee to JPMorgan Chase Bank, National Association)

4.13
Junior Subordinated Indenture, dated as of April 12, 2005, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership) and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association) (incorporated by reference to Exhibit 10.17 to NorthStar Realty Finance Corp.’s Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2004)

4.14*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and The Bank of New York Mellon Trust Company, N.A., amending the Indenture, dated as of May 25, 2005, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company (as successor trustee to JPMorgan Chase Bank, National Association)

4.15
Junior Subordinated Indenture, dated as of May 25, 2005, between NorthStar Realty Finance Limited Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association) (incorporated by reference to Exhibit 10.19 to NorthStar Realty Finance Corp.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005)

4.16*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and The Bank of New York Mellon Trust Company, N.A., amending the Indenture, dated as of November 22, 2005, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company (as successor trustee to JPMorgan Chase Bank, National Association)

4.17
Junior Subordinated Indenture, dated as of November 22, 2005, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership) and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association) (incorporated by reference to Exhibit 10.30 to NorthStar Realty Finance Corp.’s Registration Statement on Form S-11 (File No. 333-128962))

4.18*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of March 10, 2006, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.19
Junior Subordinated Indenture, dated as of March 10, 2006, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.31 to NorthStar Realty Finance Corp.’s Annual Report on Form 10-K for the year ended December 31, 2005)

4.20*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of August 1, 2006, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.21
Junior Subordinated Indenture, dated as of August 1, 2006, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.39 to NorthStar Realty Finance Corp.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)

4.22*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of October 6, 2006, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.23
Junior Subordinated Indenture, dated as of October 6, 2006, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.42 to NorthStar Realty Finance Corp.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)

4.24*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of March 30, 2007 by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.25
Junior Subordinated Indenture, dated as of March 30, 2007, between NorthStar Realty Finance Corp. (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.46 to NorthStar Realty Finance Corp.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007)

4.26*
Supplemental Indenture dated as of June 30, 2014, by and among NorthStar Realty Finance Corp., NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.) and Wilmington Trust Company, amending the Indenture, dated as of June 7, 2007, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and Wilmington Trust Company

4.27
Junior Subordinated Indenture, dated as of June 7, 2007, between NorthStar Realty Finance Corporation (as successor in interest to NorthStar Realty Finance Limited Partnership and NorthStar Realty Finance Corp.) and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 10.52 to NorthStar Realty Finance Corp.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)

10.1*	Separation Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.2*	Asset Management Agreement dated June 30, 2014, between NSAM J-NRF Ltd and NorthStar Realty Finance Corp.

10.3*	Loan Origination Services Agreement, dated June 30, 2014, between NSAM US LLC and NorthStar Realty Finance Corp.
10.4*	Tax Disaffiliation Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.5*	Employee Matters Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
10.6*	Contribution Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NRFC Sub-REIT Corp. (renamed NorthStar Realty Finance Corp.)
10.7*	Credit Agreement, dated June 30, 2014, between NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp.
99.1*	Unaudited Pro Forma Condensed Consolidated Financial Statements
______________
* Filed herewith.